                                                                   EXHIBIT 10.20

                             [FORM OF] SERIES A NOTE

             THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

                              KINETICS GROUP, INC.

                          SENIOR SECURED NOTE DUE 2006

$[     ]                                          Issue Date: September 26, 2003

         For value received, the undersigned, KINETICS GROUP, INC., a Delaware corporation (the "COMPANY", which term includes any successor corporation under the Purchase Agreement hereinafter referred to), hereby promises to pay to the
order of [HOLDER], a [     ], or its registered assigns (the "HOLDER"), the
principal sum of $[     ] on August 25, 2006 (the "MATURITY DATE") and to pay
interest thereon from time to time as provided herein.

         This Note is one of a duly authorized issue of notes of the Company designated as its Series A Senior Secured Notes due 2006 (herein called the "NOTES"), issued in the aggregate principal amount limited to $75,000,000 pursuant to the Amended and Restated Purchase Agreement dated as of April
[     ], 2004 (the "PURCHASE AGREEMENT") by and among the Company, Celerity
Group, Inc., Kinetic Systems, Inc., the Subsidiary Guarantors party thereto, the KSI Guarantors party thereto, the Purchasers party thereto, and Tennenbaum Capital Partners, LLC, as Collateral Agent and Agent for the purchasers, and is entitled to the benefits thereof and to the exercise of the remedies provided thereby or otherwise available in respect thereof. Capitalized terms used herein without definition have the meanings assigned thereto in the Purchase Agreement.

         The Company promises to pay interest ("INTEREST") on the principal amount of this Note at the rate of LIBOR + 10.00% per annum, subject to Section
2.04 of the Purchase Agreement (the "INTEREST RATE"). Interest on this Note shall accrue from and including the date of issuance through and until repayment of the principal amount of this Note and payment of all Interest in full, and shall be computed on the basis of a 360-day year of twelve 30-day months. Interest shall be payable quarterly on each March 31, June 30, September 30 and December 31 of each year or, if any such date shall not be a Business Day, on the next succeeding Business Day to occur after such date (each date upon which interest shall be so payable, an "INTEREST PAYMENT DATE"), beginning on June 30, 2004, by wire transfer of immediately available funds to an account at a bank designated in writing by the Holder on reasonable notice. In the absence of any such written designation, any such Interest payment shall be deemed made on the date a check for good funds in the applicable amount payable to the order of Holder is received by the Holder at its last address as reflected in the Company's Note Register (as defined below); if no such address appears, then to such Holder in care of the last address in such note register of any predecessor holder of this Note (or its predecessor).

         Notwithstanding the foregoing provisions of this Note, but subject to applicable law, any overdue principal of, overdue Interest on and any other overdue amounts payable under this Note shall bear interest, payable on demand in immediately available funds, for each day from the date payment thereof was due to the date of actual payment, at a rate equal to the sum of (i) the Interest Rate and (ii) an additional 2% per annum. Subject to applicable law, any interest that shall accrue on overdue interest on this Note as provided in the preceding sentence and shall not have been paid in full in cash on or before the next Interest Payment Date to occur after the date on which the overdue interest became due and payable shall itself be deemed to be overdue interest on this Note to which the preceding sentence shall apply.

         In the event that any interest rate(s) provided for in this Note shall be determined to be unlawful, such interest rate(s) shall be computed at the highest rate permitted by applicable law. Any payment by the Company of any interest amount in excess of that permitted by law shall be considered a mistake, with the excess being applied to the principal amount of this Note without prepayment premium or penalty; if no such principal amount is outstanding, such excess shall be returned to the Company.

         The Notes are subject to redemption in accordance with the terms of the Purchase Agreement. All redemption payments shall include payment of accrued Interest on the principal amount of this Note so prepaid and shall be applied first to all costs, expenses and indemnities payable under the Purchase Agreement, then to payment of default interest, if any, then to payment of the Interest, and thereafter to principal. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon cancellation hereof.

         All redemption payments shall include payment of accrued Interest on the principal amount of this Note so prepaid and shall be applied first to all costs, expenses and indemnities payable under the Purchase Agreement, then to payment of default interest, if any, then to payment of the Interest, and thereafter to principal.

         In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issue in the name of the Holder hereof upon cancellation hereof.

         The Notes are subject to, at the option of the Board of Directors of the Company and the satisfaction of a number of conditions, Legal Defeasance and Covenant Defeasance. Among the conditions for Defeasance are an irrevocable deposit by Company with the Trustee, for the benefit of the Holders, of cash or U.S. Government Obligations in an amount sufficient to pay the principal of the outstanding Notes, accrued but unpaid interest on the outstanding Notes through the date of Defeasance, interest on the outstanding Notes through the applicable redemption date or the stated date of maturity, and the Redemption Premium, if applicable.

         If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared to be due and payable in the manner and with the effect provided in the Purchase Agreement. This Note is entitled to the benefits of certain guarantees set forth in the Purchase Agreement (the "GUARANTIES") made in favor of the Holders of the Notes by Holdings, which holds all the equity interest in the Company, KSI, and certain subsidiaries of the Company and KSI. In addition the Notes are entitled to the benefits of the Parent Non-Recourse Guaranty. Reference is hereby made to the Purchase Agreement for a statement of the respective rights, limitation of rights, duties and obligations thereunder of the Guarantors and Holders of the Notes.

         The Notes are secured by a pledge of substantially all of the assets and properties of the Company and the Guaranties are secured by the pledge of certain assets of the Guarantors, as set forth in the Purchase Agreement. Additionally, the Notes are secured by the collateral described in the Parent Pledge Agreement. Pursuant to the Intercreditor Agreement, the security interests securing the indebtedness evidenced by the Notes is contractually subordinate to the prior payment in full of amounts outstanding under the Amended and Restated Credit Agreement dated as of December 10, 2002 among the Company and certain financial institutions, as such agreement has been and may be amended from time to time.

         This Note may be transferred, pledged or assigned, in whole or in part, by the Holder at any time, in accordance with the provisions of the Purchase Agreement. The Purchase Agreement also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Purchase Agreement and certain past defaults under the Purchase Agreement and their consequences. Any such consent or waiver by or on behalf of the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in the exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Purchase Agreement and no provision of this Note or of the Purchase Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin and currency, herein prescribed.

         The Company shall maintain a register (the "NOTE REGISTER") in its principal offices for the purpose of registering the Notes and any transfer or partial transfer thereof, which register shall as set forth in the Purchase Agreement reflect and identify the ownership of record of any interest in this Note. Upon surrender for registration of transfer or exchange of this Note at the principal offices of the Company, the Company shall, at its expense, execute and deliver one or more new Notes of like tenor and of denominations of at least $1.0 million (except as may be necessary to reflect any principal amount not evenly divisible by $1.0 million) of a like aggregate principal amount, registered in the name of the Holder or a transferee or transferees. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed by the Holder of such Note or such Holder's attorney duly authorized in writing. Prior to and at the time of due presentment of this Note for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and the Company shall not be affected by notice to the contrary.

         The term "Holder" as used herein shall also include any transferee of this Note whose name has been recorded by the Company in the Note Register. Each transferee of this Note acknowledges that this Note has not been registered under the Securities Act, and may be transferred only pursuant to an effective registration under the Securities Act or pursuant to an applicable exemption from the registration requirements of the Securities Act.

         On receipt by the Company of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Note (and in the case of any such mutilation, on surrender and cancellation of such Note), the Company, at its expense, will promptly execute and deliver, in lieu thereof, a new Note of like tenor. If required by the Company, such Holder must provide indemnity sufficient in the reasonable judgment of the Company to protect the Company from any loss which they may suffer if a lost, stolen or destroyed Note is replaced.

         All notices, demands and other communications provided for or permitted hereunder shall be made in accordance with the applicable provisions of the Purchase Agreement.

         This Note shall be governed by, construed in accordance with, and enforced under, the laws of the state of New York applicable to agreements or instruments entered into and performed entirely within such state.

                                              KINETICS GROUP, INC.

                                              By: ______________________________
                                                  Name:
                                                  Title:

                         Signature Page - Series A Note

                             [FORM OF] SERIES B NOTE

             THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

                              KINETICS GROUP, INC.

                          SENIOR SECURED NOTE DUE 2006

$[     ]                                             Issue Date: [    ](1), 2004

         For value received, the undersigned, KINETICS GROUP, INC., a Delaware corporation (the "COMPANY", which term includes any successor corporation under the Purchase Agreement hereinafter referred to), hereby promises to pay to the
order of [HOLDER], a [     ], or its registered assigns (the "HOLDER"), the
principal sum of $[     ] on August 25, 2006 (the "MATURITY DATE") and to pay
interest thereon from time to time as provided herein.

         This Note is one of a duly authorized issue of notes of the Company designated as its Series B Senior Secured Notes due 2006 (herein called the "NOTES"), issued in the aggregate principal amount limited to $20,000,000 pursuant to the Amended and Restated Purchase Agreement dated as of April
[     ], 2004 (the "PURCHASE AGREEMENT") by and among the Company, Celerity
Group, Inc., Kinetic Systems, Inc., the Subsidiary Guarantors party thereto, the KSI Guarantors party thereto, the Purchasers party thereto, and Tennenbaum Capital Partners, LLC, as Collateral Agent and Agent for the purchasers, and is entitled to the benefits thereof and to the exercise of the remedies provided thereby or otherwise available in respect thereof. Capitalized terms used herein without definition have the meanings assigned thereto in the Purchase Agreement.

         The Company promises to pay interest ("INTEREST") on the principal amount of this Note at the rate of LIBOR + 10.00% per annum, subject to Section
2.04 of the Purchase Agreement (the "INTEREST RATE"). Interest on this Note shall accrue from and including the date of issuance through and until repayment of the principal amount of this Note and payment of all Interest in full, and shall be computed on the basis of a 360-day year of twelve 30-day months.

-----------
(1) January 23, 2004 for original Series B; April [8], 2004 for new Series B.

Interest shall be payable quarterly on each March 31, June 30, September 30 and December 31 of each year or, if any such date shall not be a Business Day, on the next succeeding Business Day to occur after such date (each date upon which interest shall be so payable, an "INTEREST PAYMENT DATE"), beginning on June 30, 2004, by wire transfer of immediately available funds to an account at a bank designated in writing by the Holder on reasonable notice. In the absence of any such written designation, any such Interest payment shall be deemed made on the date a check for good funds in the applicable amount payable to the order of Holder is received by the Holder at its last address as reflected in the Company's Note Register (as defined below); if no such address appears, then to such Holder in care of the last address in such note register of any predecessor holder of this Note (or its predecessor).

         Notwithstanding the foregoing provisions of this Note, but subject to applicable law, any overdue principal of, overdue Interest on and any other overdue amounts payable under this Note shall bear interest, payable on demand in immediately available funds, for each day from the date payment thereof was due to the date of actual payment, at a rate equal to the sum of (i) the Interest Rate and (ii) an additional 2% per annum. Subject to applicable law, any interest that shall accrue on overdue interest on this Note as provided in the preceding sentence and shall not have been paid in full in cash on or before the next Interest Payment Date to occur after the date on which the overdue interest became due and payable shall itself be deemed to be overdue interest on this Note to which the preceding sentence shall apply.

         In the event that any interest rate(s) provided for in this Note shall be determined to be unlawful, such interest rate(s) shall be computed at the highest rate permitted by applicable law. Any payment by the Company of any interest amount in excess of that permitted by law shall be considered a mistake, with the excess being applied to the principal amount of this Note without prepayment premium or penalty; if no such principal amount is outstanding, such excess shall be returned to the Company.

         The Notes are subject to redemption in accordance with the terms of the Purchase Agreement. All redemption payments shall include payment of accrued Interest on the principal amount of this Note so prepaid and shall be applied first to all costs, expenses and indemnities payable under the Purchase Agreement, then to payment of default interest, if any, then to payment of the Interest, and thereafter to principal. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon cancellation hereof.

         The Notes are subject to, at the option of the Board of Directors of the Company and the satisfaction of a number of conditions, Legal Defeasance and Covenant Defeasance. Among the conditions for Defeasance are an irrevocable deposit by Company with the Trustee, for the benefit of the Holders, of cash or U.S. Government Obligations in an amount sufficient to pay the principal of the outstanding Notes, accrued but unpaid interest on the outstanding Notes through the date of Defeasance, interest on the outstanding Notes through the applicable redemption date or the stated date of maturity, and the Redemption Premium, if applicable.

         If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared to be due and payable in the manner and with the effect provided in the Purchase Agreement. This Note is entitled to the benefits of certain guarantees set forth in the

Purchase Agreement (the "GUARANTIES") made in favor of the Holders of the Notes by Holdings, which holds all the equity interest in the Company, KSI, and certain subsidiaries of the Company and KSI. In addition the Notes are entitled to the benefits of the Parent Non-Recourse Guaranty. Reference is hereby made to the Purchase Agreement for a statement of the respective rights, limitation of rights, duties and obligations thereunder of the Guarantors and Holders of the Notes.

         The Notes are secured by a pledge of substantially all of the assets and properties of the Company and the Guaranties are secured by the pledge of certain assets of the Guarantors, as set forth in the Purchase Agreement. Additionally, the Notes are secured by the collateral described in the Parent Pledge Agreement. Pursuant to the Intercreditor Agreement, the security interests securing the indebtedness evidenced by the Notes is contractually subordinate to the prior payment in full of amounts outstanding under the Amended and Restated Credit Agreement dated as of December 10, 2002 among the Company and certain financial institutions, as such agreement has been and may be amended from time to time.

         This Note may be transferred, pledged or assigned, in whole or in part, by the Holder at any time, in accordance with the provisions of the Purchase Agreement. The Purchase Agreement also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Purchase Agreement and certain past defaults under the Purchase Agreement and their consequences. Any such consent or waiver by or on behalf of the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in the exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Purchase Agreement and no provision of this Note or of the Purchase Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin and currency, herein prescribed.

         The Company shall maintain a register (the "NOTE REGISTER") in its principal offices for the purpose of registering the Notes and any transfer or partial transfer thereof, which register shall as set forth in the Purchase Agreement reflect and identify the ownership of record of any interest in this Note. Upon surrender for registration of transfer or exchange of this Note at the principal offices of the Company, the Company shall, at its expense, execute and deliver one or more new Notes of like tenor and of denominations of at least $1.0 million (except as may be necessary to reflect any principal amount not evenly divisible by $1.0 million) of a like aggregate principal amount, registered in the name of the Holder or a transferee or transferees. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed by the Holder of such Note or such Holder's attorney duly authorized in writing. Prior to and at the time of due presentment of this Note for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and the Company shall not be affected by notice to the contrary.

         The term "Holder" as used herein shall also include any transferee of this Note whose name has been recorded by the Company in the Note Register. Each transferee of this Note acknowledges that this Note has not been registered under the Securities Act, and may be transferred only pursuant to an effective registration under the Securities Act or pursuant to an applicable exemption from the registration requirements of the Securities Act.

         On receipt by the Company of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Note (and in the case of any such mutilation, on surrender and cancellation of such Note), the Company, at its expense, will promptly execute and deliver, in lieu thereof, a new Note of like tenor. If required by the Company, such Holder must provide indemnity sufficient in the reasonable judgment of the Company to protect the Company from any loss which they may suffer if a lost, stolen or destroyed Note is replaced.

         All notices, demands and other communications provided for or permitted hereunder shall be made in accordance with the applicable provisions of the Purchase Agreement.

         This Note shall be governed by, construed in accordance with, and enforced under, the laws of the state of New York applicable to agreements or instruments entered into and performed entirely within such state.

                                              KINETICS GROUP, INC.

                                              By: ______________________________
                                                  Name:
                                                  Title:

                         Signature Page - Series B Note

                             [FORM OF] SERIES C NOTE

             THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

                              KINETICS GROUP, INC.

                          SENIOR SECURED NOTE DUE 2006

$[     ]                                          Issue Date: April [    ], 2004

         For value received, the undersigned, KINETICS GROUP, INC., a Delaware corporation (the "COMPANY", which term includes any successor corporation under the Purchase Agreement hereinafter referred to), hereby promises to pay to the
order of [HOLDER], a [     ], or its registered assigns (the "HOLDER"), the
principal sum of $[     ] on August 25, 2006 (the "MATURITY DATE") and to pay
interest thereon from time to time as provided herein.

         This Note is one of a duly authorized issue of notes of the Company designated as its Series C Senior Secured Notes due 2006 (herein called the "NOTES"), issued in the aggregate principal amount limited to $30,000,000 pursuant to the Amended and Restated Purchase Agreement dated as of April
[     ], 2004 (the "PURCHASE AGREEMENT") by and among the Company, Celerity
Group, Inc., Kinetic Systems, Inc., the Subsidiary Guarantors party thereto, the KSI Guarantors party thereto, the Purchasers party thereto, and Tennenbaum Capital Partners, LLC, as Collateral Agent and Agent for the purchasers, and is entitled to the benefits thereof and to the exercise of the remedies provided thereby or otherwise available in respect thereof. Capitalized terms used herein without definition have the meanings assigned thereto in the Purchase Agreement.

         The Company promises to pay interest ("INTEREST") on the principal amount of this Note at the rate of LIBOR + 10.00% per annum, subject to Section
2.04 of the Purchase Agreement (the "INTEREST RATE"). Interest on this Note shall accrue from and including the date of issuance through and until repayment of the principal amount of this Note and payment of all Interest in full, and shall be computed on the basis of a 360-day year of twelve 30-day months. Interest shall be payable quarterly on each March 31, June 30, September 30 and December 31 of each year or, if any such date shall not be a Business Day, on the next succeeding Business Day to occur after such date (each date upon which interest shall be so payable, an "INTEREST PAYMENT DATE"), beginning on June 30, 2004, by wire transfer of immediately available funds to an account at a bank designated in writing by the Holder on reasonable notice. In the absence of any such written designation, any such Interest payment shall be deemed made on the date a check for good funds in the applicable amount payable to the order of Holder is received by the Holder at its last address as reflected in the Company's Note Register (as defined below); if no such address appears, then to such Holder in care of the last address in such note register of any predecessor holder of this Note (or its predecessor).

         Notwithstanding the foregoing provisions of this Note, but subject to applicable law, any overdue principal of, overdue Interest on and any other overdue amounts payable under this Note shall bear interest, payable on demand in immediately available funds, for each day from the date payment thereof was due to the date of actual payment, at a rate equal to the sum of (i) the Interest Rate and (ii) an additional 2% per annum. Subject to applicable law, any interest that shall accrue on overdue interest on this Note as provided in the preceding sentence and shall not have been paid in full in cash on or before the next Interest Payment Date to occur after the date on which the overdue interest became due and payable shall itself be deemed to be overdue interest on this Note to which the preceding sentence shall apply.

         In the event that any interest rate(s) provided for in this Note shall be determined to be unlawful, such interest rate(s) shall be computed at the highest rate permitted by applicable law. Any payment by the Company of any interest amount in excess of that permitted by law shall be considered a mistake, with the excess being applied to the principal amount of this Note without prepayment premium or penalty; if no such principal amount is outstanding, such excess shall be returned to the Company.

         The Notes are subject to redemption in accordance with the terms of the Purchase Agreement. All redemption payments shall include payment of accrued Interest on the principal amount of this Note so prepaid and shall be applied first to all costs, expenses and indemnities payable under the Purchase Agreement, then to payment of default interest, if any, then to payment of the Interest, and thereafter to principal. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon cancellation hereof.

         The Notes are subject to, at the option of the Board of Directors of the Company and the satisfaction of a number of conditions, Legal Defeasance and Covenant Defeasance. Among the conditions for Defeasance are an irrevocable deposit by Company with the Trustee, for the benefit of the Holders, of cash or U.S. Government Obligations in an amount sufficient to pay the principal of the outstanding Notes, accrued but unpaid interest on the outstanding Notes through the date of Defeasance, interest on the outstanding Notes through the applicable redemption date or the stated date of maturity, and the Redemption Premium, if applicable.

         If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared to be due and payable in the manner and with the effect provided in the Purchase Agreement. This Note is entitled to the benefits of certain guarantees set forth in the Purchase Agreement (the "GUARANTIES") made in favor of the Holders of the Notes by Holdings, which holds all the equity interest in the Company, KSI, and certain subsidiaries of the Company and KSI. In addition the Notes are entitled to the benefits of the Parent Non-Recourse Guaranty. Reference is hereby made to the Purchase Agreement for a statement of the respective rights, limitation of rights, duties and obligations thereunder of the Guarantors and Holders of the Notes.

         The Notes are secured by a pledge of substantially all of the assets and properties of the Company and the Guaranties are secured by the pledge of certain assets of the Guarantors, as set forth in the Purchase Agreement. Additionally, the Notes are secured by the collateral described in the Parent Pledge Agreement. Pursuant to the Intercreditor Agreement, the security interests securing the indebtedness evidenced by the Notes is contractually subordinate to the prior payment in full of amounts outstanding under the Amended and Restated Credit Agreement dated as of December 10, 2002 among the Company and certain financial institutions, as such agreement has been and may be amended from time to time.

         This Note may be transferred, pledged or assigned, in whole or in part, by the Holder at any time, in accordance with the provisions of the Purchase Agreement. The Purchase Agreement also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Purchase Agreement and certain past defaults under the Purchase Agreement and their consequences. Any such consent or waiver by or on behalf of the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in the exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Purchase Agreement and no provision of this Note or of the Purchase Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin and currency, herein prescribed.

         The Company shall maintain a register (the "NOTE REGISTER") in its principal offices for the purpose of registering the Notes and any transfer or partial transfer thereof, which register shall as set forth in the Purchase Agreement reflect and identify the ownership of record of any interest in this Note. Upon surrender for registration of transfer or exchange of this Note at the principal offices of the Company, the Company shall, at its expense, execute and deliver one or more new Notes of like tenor and of denominations of at least $1.0 million (except as may be necessary to reflect any principal amount not evenly divisible by $1.0 million) of a like aggregate principal amount, registered in the name of the Holder or a transferee or transferees. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed by the Holder of such Note or such Holder's attorney duly authorized in writing. Prior to and at the time of due presentment of this Note for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and the Company shall not be affected by notice to the contrary.

         The term "Holder" as used herein shall also include any transferee of this Note whose name has been recorded by the Company in the Note Register. Each transferee of this Note acknowledges that this Note has not been registered under the Securities Act, and may be transferred only pursuant to an effective registration under the Securities Act or pursuant to an applicable exemption from the registration requirements of the Securities Act.

         On receipt by the Company of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Note (and in the case of any such mutilation, on surrender and cancellation of such Note), the Company, at its expense, will promptly execute and deliver, in lieu thereof, a new Note of like tenor. If required by the Company, such Holder must provide indemnity sufficient in the reasonable judgment of the Company to protect the Company from any loss which they may suffer if a lost, stolen or destroyed Note is replaced.

         All notices, demands and other communications provided for or permitted hereunder shall be made in accordance with the applicable provisions of the Purchase Agreement.

         This Note shall be governed by, construed in accordance with, and enforced under, the laws of the state of New York applicable to agreements or instruments entered into and performed entirely within such state.

                                              KINETICS GROUP, INC.

                                              By: ______________________________
                                                  Name:
                                                  Title:

                         Signature Page - Series C Note